AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

2. AMENDMENT MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0077	MAY 21, 2014		

6. ISSUED BY CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202
Amber Jones 202-377-3873 Amber.Jones@ed.gov

7. ADMINISTERED BY (If other than item 6) CODE
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR (NO., Street, Country, State and ZIP Code)
GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.
2401 INTERNATIONAL LN.
MADISON WI 537043121
DUNS: 967379496
Cage Code: 5J3D5

(x)

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
ED-FSA-09-D-0012

10B. DATED (SEE ITEM 13)
JUN 17, 2009

CODE 00030773 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OR OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule
Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

Check One	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

SEE PAGE 2 OF 3 FOR MODIFICATION DESCRIPTION

...See Continuation Page

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Soo Kang
202-377-3798 soo.kang@ed.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)	MAY 21, 2014

Continuation Page

Continued from Block 14...

The purpose of Modification 0077 to Contract Number ED-FSA-09-D-0012 is to exercise the Optional Ordering Period. The period of performance for this contract is hereby extended through June 16, 2019.

The total value of the contract is unchanged by this action. Funding will be obligated on subsequent task orders, as needed.

All other terms and conditions remain unchanged.

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
	Contracting Officer: Soo Kang, 202-377-3798, soo.kang@ed.gov Primary Contracting Officer Representative: Tammy Connelly, 202.377.3298, tammy.connelly@ed.gov Alternate Contracting Officer Representative(s): Lynn Smith, 202-377-3577, lynn.smith@ed.gov Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Primary Technical Point of Contact: None Alternate Technical Point of Contact(s): None				